                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 333-39791
                                                                       333-02419
                                                                       33-55218
                                                                       33-46515
                                                                       33-63685
                                                                       33-81012
                                                                       33-48765

                       SUPPLEMENT TO THE PROSPECTUSES OF

       TCW/DW EMERGING MARKETS OPPORTUNITIES TRUST Dated March 31, 1998

                TCW/DW GLOBAL TELECOM TRUST Dated July 31, 1998

              TCW/DW INCOME AND GROWTH FUND Dated March 31, 1998

            TCW/DW LATIN AMERICAN GROWTH FUND Dated March 31, 1998

              TCW/DW MID-CAP EQUITY TRUST Dated January 30, 1998

               TCW/DW SMALL CAP GROWTH FUND Dated April 24, 1998

              TCW/DW TOTAL RETURN TRUST Dated September 29, 1998

     The Trustees of each TCW/DW Fund named above have approved a change to the provisions of the "Letter of Intent" whereby investors may purchase Class A shares of each Fund (which Class is offered with a front-end sales charge) over a thirteen-month period with reduced sales charges applicable to the purchases, such change to take effect on January 1, 1999.

     Until now, investors could enter into a Letter of Intent only with respect to one TCW/DW Fund at a time. Effective January 1, 1999, investors may enter into a single Letter of Intent with respect to multiple TCW/DW Funds and obtain the reduced sales charges with respect to all Funds that are the subject of the Letter of Intent. Therefore, effective January 1, 1999, the disclosure in the section of the above Prospectuses entitled "PURCHASE OF FUND SHARES -- Initial Sales Charge Alternative -- Class A Shares -- Letter of Intent" is hereby modified to reflect the expansion of the Letter of Intent to encompass purchases of multiple TCW/DW Funds under a single Letter of Intent.

     Also effective January 1, 1999, the Trustees of each TCW/DW Fund named above have amended the disclosure in the section of the above Prospectuses entitled "PURCHASE OF FUND SHARES -- Contingent Deferred Sales Charge Alternative -- Class B Shares" to reflect that no Contingent Deferred Sales Charge ("CDSC") will be imposed on redemptions of shares held by employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which Morgan Stanley Dean Witter Trust FSB serves as Trustee or Dean Witter Reynolds Inc.'s Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement (referred to herein as "MSDW Eligible Plans"), and to modify the remaining disclosure within that section to eliminate references to the applicability or waiver of the CDSC in connection with redemptions by MSDW Eligible Plans. The Trustees have also amended the section of these Prospectuses entitled "PURCHASE OF FUND SHARES -- Initial Sales Charge Alternative -- Class A Shares" to reflect that no CDSC will be imposed on redemptions by MSDW Eligible Plans and that MSDW Eligible Plans with at least 200 eligible employees may purchase Class A shares at net asset value without sales charge. The Trustees have also amended the section of the Prospectuses entitled "PURCHASE OF FUND SHARES -- Level Load Alternative -- Class C Shares" to reflect that no CDSC will be imposed on redemptions by MSDW Eligible Plans.

December 31, 1998